SEASONS SERIES TRUST
Supplement to the Statement of Additional Information dated August 2, 2004

On December 15, 2004, the Board of Trustees of Seasons Series Trust approved certain changes to the Focus Growth Portfolio. Effective February 14, 2005, Fred Alger Management, Inc. ("Alger") and Salomon Brothers Asset Management, Inc. ("Salomon") will no longer serve as an adviser for a portion of the assets of the Focus Growth Portfolio. Credit Suisse Asset Management, LLC ("CSAM") and Janus Capital Management Inc., pursuant to their Subadvisory Agreements with AIG SunAmerica Asset Management Corp., will assume subadvisory responsibilities for a component of the Portfolio. All references to Alger and Salomon with respect to the Focus Growth Portfolio in the Statement of Additional Information are no longer applicable.

In the first paragraph under the heading "SUBADVISORY AGREEMENTS" on page 47, the reference to Alger is replaced with "Credit Suisse Asset Management, LLC ("CSAM")."

In the chart under the same heading on page 49, the reference to Alger is replaced with "CSAM."

The reference to Alger under the same heading on page 62 is deleted in its entirety and replaced with the following:

CSAM is a member of Credit Suisse Asset Management, the institutional mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group.

Dated: December 17, 2004